Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information was derived from the application of pro forma adjustments to the consolidated financial statements of Newcastle Investment Corp. and its subsidiaries (collectively, “Newcastle”). The unaudited pro forma condensed consolidated statement of operations and unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the related notes to these financial statements and with Newcastle’s historical consolidated financial statements and the related notes included in Newcastle’s previous filings with the Securities and Exchange Commission.

The unaudited pro forma information set forth below reflects the historical information of Newcastle, as adjusted to give effect to the following transactions:

•	The New Media Investment Group Inc. (“New Media”) February 2014 spin-off transaction from Newcastle.

The unaudited pro forma condensed consolidated statement of operations gives effect to the above transaction as if it occurred on January 1, 2012. The unaudited pro forma condensed consolidated balance sheet assumes that the Media spin-off occurred on September 30, 2013.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included and are based upon available information and assumptions that Newcastle believes are reasonable.

Further, the historical financial information presented herein has been adjusted to give pro forma effect to events that Newcastle believes are factually supportable and which are expected to have a continuing impact on Newcastle’s results. However, such adjustments are estimates and may not prove to be accurate. Information regarding these adjustments is subject to risks and uncertainties that could cause actual results to differ materially from those anticipated.

These unaudited pro forma condensed consolidated financial statements are provided for information purposes only. The unaudited pro forma condensed consolidated statement of operations does not purport to represent what Newcastle’s results of operations would have been had such transactions been consummated on the date indicated, nor does it represent the results of operations of either Newcastle or New Media for any future date or period.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

At September 30, 2013

	Newcastle Consolidated Historical (A)	New Media Spin-Off		Newcastle Consolidated Pro Forma
Assets
Real estate securities, available-for-sale	$825,499	$—		$825,499
Real estate related and other loans, held-for-sale, net	795,297	(243,006	)(B)	552,291
Residential mortgage loans, held-for-investment, net	260,463	—		260,463
Residential mortgage loans, held-for-sale, net	2,236	—		2,236
Subprime mortgage loans subject to call option	406,217	—		406,217
Investments in real estate, net of accumulated depreciation	409,041	—		409,041
Intangibles, net of accumulated amortization	41,371	—		41,371
Equity method investment in Local Media Group	57,384	(57,384	)(C)	—
Other investments	25,133	—		25,133
Cash and cash equivalents	92,134	—		92,134
Restricted cash	1,827	—		1,827
Derivative assets	43,172	—		43,172
Receivables and other assets	27,003	—		27,003

Total Assets	$2,986,777	$(300,390)		$2,686,387

Liabilities and Stockholders’ Equity
Liabilities
CDO bonds payable	$718,473	$(32,337	)(D)	686,136
Other bonds and notes payable	153,798	—		153,798
Repurchase agreements	376,886	—		376,886
Mortgage notes payable	335,238	—		335,238
Financing of subprime mortgage loans subject to call option	406,217	—		406,217
Junior subordinated notes payable	51,239	—		51,239
Derivative liabilities	17,115	—		17,115
Dividends payable	30,279	—		30,279
Due to affilaites	4,911	—		4,911
Accrued expenses and other liabilities	25,266	—		25,266
Liabilities of discontinued operations	2,380	—		2,380

Total Liabilities	$2,121,802	$(32,337)		$2,089,465

Stockholders’ Equity
Preferred stock	$61,583	$—		61,583
Common stock	2,935	—		2,935
Additional paid-in capital	2,670,442	(268,053	)(E)	2,402,389
Accumulated deficit	(1,941,805)	—		(1,941,805)
Accumulated other comprehensive income (loss)	71,820	—		71,820

Total Equity	$864,975	$(268,053)		$596,922

Total Liabilities and Stockholders’ Equity	$2,986,777	$(300,390)		$2,686,387

(A)	Represents Newcastle’s historical consolidated balance sheet at September 30, 2013.
(B)	Represents the carrying value of the outstanding GateHouse debt held by Newcastle at September 30, 2013.
(C)	Represents the carrying value of the equity method investment in Local Media Group at September 30, 2013.
(D)	Represents a reduction of CDO bonds payable by the carrying value of Gatehouse debt held in CDOs.
(E)	Represents a reduction in Newcastle’s equity as a result of the distribution of New Residential stock to Newcastle shareholders.

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months ended September 30, 2013

		Pro Forma Adjustment
	Newcastle Consolidated Historical (A)	New Media Spin-Off		Newcastle Consolidated Pro Forma
Interest income	$171,642	$(7,369	) (B)	$164,273
Interest expense	65,263	(398	) (C)	64,865

Net interest income	106,379	(6,971)		99,408

Impairment (Reversal)
Valuation allowance (reversal) on loans	(11,473)	12,027	(D)	554
Other-than-temporary impairment on securities	4,405	—		4,405
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	44	—		44

Total Impairment (reversal)	(7,024)	12,027		5,003

Net interest income (loss) after impairment/reversal	113,403	(18,998)		94,405
Other Revenues
Rental income	44,344	—		44,344
Care and ancillary income	8,081	—		8,081

Total other revenues	52,425	—		52,425

Other Income (Loss)
Gain (loss) on settlement of investments, net	6,451	—		6,451
Gain on extinguishment of debt	4,565	—		4,565
Equity in earnings of Local Media Group	1,045	(1,045	) (E)	—
Other income, net	9,554	(1,541	) (F)	8,013

Total other income	21,615	(2,586)		19,029

Expenses
Loan and security servicing expense	2,963	—		2,963
Property operating expenses	32,576	—		32,576
General and administrative expense	23,507	—		23,507
Management fee to affiliate	24,879	—		24,879
Depreciation and amortization	15,881	—		15,881

Total expenses	99,806	—		99,806

Income (loss) from continuing operations	87,637	(21,584)		66,053
Preferred dividends	(4,185)	—		(4,185)

Income (loss) from continuing operations after preferred dividends	$83,452	$(21,584)		$61,868

Income (loss) from continuing operations per share of commonstock, after preferred dividends
Basic	$0.32			$0.24

Diluted	$0.31			$0.23	(G)

Weighted Average Number of Shares of Common Stock Outstanding
Basic	262,792,986			262,792,986

Diluted	269,057,682			269,057,682	(G)

NEWCASTLE INVESTMENT CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Year ended December 31, 2012

		Pro Forma Adjustment
	Newcastle Consolidated Historical (A)	New Media Spin-Off		Newcastle Consolidated Pro Forma
Interest income	$282,951	$(2,712	)(B)	$280,239
Interest expense	109,924	(531	)(C)	109,393

Net interest income	173,027	(2,181)		170,846

Impairment (Reversal)
Valuation allowance (reversal) on loans	(24,587)	17,414	(D)	(7,173)
Other-than-temporary impairment on securities	19,359	—		19,359
Portion of other-than-temporary impairment on securities recognized in other comprehensive income (loss), net of the reversal of other comprehensive loss into net income (loss)	(436)	—		(436)

Total Impairment (reversal)	(5,664)	17,414		11,750

Net interest income (loss) after impairment/reversal	178,691	(19,595)		159,096
Other Revenues
Rental income	17,081	—		17,081
Care and ancillary income	2,994	—		2,994

Total other revenues	20,075	—		20,075

Other Income (Loss)
Gain (loss) on settlement of investments, net	232,897	—		232,897
Gain on extinguishment of debt	24,085	—		24,085
Other income, net	5,312	(59	)(F)	5,253

Total other income	262,294	(59)		262,235

Expenses
Loan and security servicing expense	4,260	—		4,260
Property operating expenses	12,943	—		12,943
General and administrative expense	17,247	—		17,247
Management fee to affiliate	24,693	—		24,693
Depreciation and amortization	6,975	—		6,975

Total expenses	66,118	—		66,118

Income (loss) from continuing operations	394,942	(19,654)		375,288
Preferred dividends	(5,580)	—		(5,580)

Income (loss) from continuing operations after preferred dividends	$389,362	$(19,654)		$369,708

Income (loss) from continuing operations per share of common stock, after preferred dividends
Basic	$2.70			$2.56

Diluted	$2.67			$2.54	(G)

Weighted Average Number of Shares of Common Stock Outstanding
Basic	144,146,370			144,146,370

Diluted	145,766,413			145,766,413	(G)

(A)	Represents Newcastle’s historical consolidated statement of operations for the nine months ended September 30, 2013 and the year ended December 31, 2012.
(B)	Represents the interest income recognized by Newcastle related to GateHouse debt.
(C)	Represents a reduction in interest expense as a result of the pro forma paydown of debt related to GateHouse debt held in CDOs. This interest expense was calculated based on a weighted average cost of debt of 1.64%. A 1/8% increase (decrease) in the benchmark interest rate would result in an increase (decrease) in interest expense of approximately $40 thousand for the year ended December 31, 2012.
(D)	Represents the valuation allowance (reversal) recognized by Newcastle related to GateHouse debt.
(E)	Represents the equity in earnings of Local Media Group recognized by Newcastle.
(F)	Represents the other income recognized by Newcastle related to GateHouse debt.
(G)	Does not include potential additional diluted shares as a result of changes to outstanding Newcastle options from the spin-off. The number of additional diluted shares will depend on various factors, including the share prices of Newcastle and New Media subsequent to the spin-off.